Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of July 22, 2026, is entered into by and among Domo, Inc., a Delaware corporation (the “Company”), the undersigned stockholders (each, a “Covered Stockholder,” and collectively, the “Covered Stockholders”), and Progress Software Corporation, a Delaware corporation (“Buyer”). The Company, Covered Stockholders and Buyer are sometimes referred to individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, substantially concurrently with the execution and delivery of this Agreement, the Company and the Buyer have entered into an Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), providing for, among other things, the sale, conveyance, transfer, assignment and delivery by the Company to the Buyer of the Purchased Assets, and the assumption by the Buyer of the Assumed Liabilities, upon the terms and subject to the conditions set forth therein (together with the other transactions contemplated by the Purchase Agreement, the “Transactions”);

WHEREAS, as of the date hereof, each Covered Stockholder is the record and beneficial owner of the Existing Shares (as defined below) set forth opposite such Covered Stockholder’s name on Schedule 1; and

WHEREAS, as a condition and inducement for the Buyer’s willingness to enter into the Purchase Agreement, the Covered Stockholders, in their capacities as stockholders of the Company, have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein and in the Purchase Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1.             Written Consent; Voting.

(a)            Written Consent. Each Covered Stockholder hereby agrees to execute and deliver to the Company a written consent irrevocably and unconditionally adopting the Purchase Agreement and approving the Transactions in accordance with Sections 228 and 271 of General Corporation Law of the State of Delaware (the “DGCL”), in the form attached hereto as Exhibit A (the “Written Consent”), promptly after, but in any event within one (1) hour of, the execution and delivery of the Purchase Agreement by the Parties thereto.

(b)            No Revocation or Modification. Following the delivery of the Written Consent, no Covered Stockholder may amend, modify, revoke or withdraw the Written Consent, or take any action to render the Written Consent ineffective or invalid, in each instance, for any reason, without the prior written consent of the Buyer.

(c)            No Inconsistent Actions. During the Term (as defined below), no Covered Stockholder shall take or agree to take any action that would or would reasonably be expected to frustrate the purposes of, this Agreement.

(d)            Fallback Vote. Notwithstanding anything to the contrary in this Section 1, if the Written Consent is determined to be invalid, ineffective or insufficient to constitute the Seller Stockholder Approval, or is revoked by operation of Law, for any reason, then the each Covered Stockholder shall promptly take all actions reasonably requested by the Buyer to obtain the Seller Stockholder Approval so long as at such time, the material terms of the Transaction have not changed in any material manner.

2.             No Transfer or Solicitation.

(a)            No Transfer; No Conversion. Each Covered Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, such Covered Stockholder shall not, during the Term, without the prior written consent of the Buyer: (i) Transfer (as defined below) or consent to any Transfer of any or all of the Covered Shares (other than a Transfer of Covered Shares to a bona fide financial institution pursuant to a bona fide margin loan, pledge agreement or other similar agreement with such financial institution set forth on Schedule 2 to secure any obligations of such Covered Stockholder or its Affiliates under such financing arrangements, the foreclosure by such financial institution on pledged Covered Shares, and the subsequent Transfer of such Covered Shares by such financial institution (any such financing, a “Bona Fide Financing”); (ii) convert, exchange or permit the conversion or exchange of, any shares of Class A Common Stock into shares of Class B Common Stock (or take any other action that would (x) reduce the voting power attributable to such Covered Stockholder’s shares of Seller Common Stock or (y) otherwise adversely affect the validity of the Written Consent); (iii) other than pursuant to a Bona Fide Financing upon the foreclosure by such financial institution, grant any proxy, power-of-attorney or other authorization or consent or execute any written consent, Contract or other binding agreement in or with respect to any of the Covered Shares (other than the Written Consent or any proxy, power-of-attorney or other authorization or consent executed and delivered in accordance with this Agreement), with any such prohibited proxy, power-of-attorney or authorization purported to be granted by such Covered Stockholder being void ab initio; (iv) deposit any of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Covered Shares; or (v) take any action that would restrict, limit or otherwise adversely affect its legal power, authority or right to vote the Covered Shares or otherwise prevent or materially impair the performance of its obligations under this Agreement. Any attempted Transfer of Covered Shares or attempt to permit the conversion of Class A Common Stock into Class B Common Stock, or take any action, in violation of this Section 2(a) shall be null and void.

(b)            No Solicitation. Subject to Section 6.10 of the Purchase Agreement, the Covered Stockholder and their respective Affiliates shall not (i) solicit, or initiate any inquiries or the making of, any Competing Proposal or (ii) participate in any discussions or negotiations regarding any Competing Proposal.

3.             Additional Agreements.

(a)            Certain Events. In the event of (x) any dividend, subdivision, reclassification, recapitalization, split, split-up, distribution, combination, exchange of shares or similar transaction or other change in the capital structure of the Company affecting the Covered Shares or (y) the acquisition of Additional Owned Shares (as defined below) by a Covered Stockholder, in either instance, (i) the type and number of Covered Shares shall be adjusted appropriately to reflect the effect of such occurrence and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares issued to or acquired by a Covered Stockholder. Any such additional Covered Shares shall thereafter be deemed Covered Shares for all purposes of this Agreement.

(b)            Commencement or Participation in Actions. Each Covered Stockholder hereby agrees not to commence, voluntarily participate or knowingly join in, and to take all actions necessary to opt out of any class in any class action with respect to, any Action with respect to the Transaction, including, but not limited to, any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Purchase Agreement, (ii) alleging a breach of any fiduciary duty of the Company or the Board of Directors of the Company or its members in connection with the Purchase Agreement or the Transactions or (iii) seeking to exercise any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Covered Shares that may arise in connection with the Transactions.

(c)            Additional Owned Shares. Each Covered Stockholder hereby agrees to notify the Buyer promptly in writing of the number and description of any Additional Owned Shares.

(d)            Disclosure; Cooperation. Each Covered Stockholder (i) consents to and authorizes the Company and the Buyer to publish and disclose in the Information Statement, any Current Report on Form 8-K and any other documents required to be filed with the SEC with regard to the Transactions or any other Governmental Entity in connection with the Transactions, such Covered Stockholder’s identity and ownership of the Covered Shares and the nature of its commitments, arrangements and understandings under this Agreement, and to file this Agreement as an exhibit to any such filing if required or otherwise requested by Buyer, and (ii) agrees to promptly give to the Company or the Buyer any information that the Company or the Buyer may reasonably require for the preparation of any such disclosure documents. Each Covered Stockholder agrees to promptly notify the Company and the Buyer of any required corrections with respect to any information supplied by it specifically for use in any such disclosure document, if and to the extent that such information shall become false or misleading in any material respect.

(e)            No Agreement as Director or Officer. Notwithstanding anything to the contrary in this Agreement, no Covered Stockholder makes any agreement or understanding in this Agreement in any capacity as a director or officer of the Company (if such Covered Stockholder or any of its Affiliates, employees or designees holds such office), and nothing in this Agreement shall be construed to prohibit, limit or restrict any such Person from exercising such Person’s fiduciary duties as a director or officer of the Company.

(f)             Reliance. Each Covered Stockholder acknowledges and agrees that the Buyer is entering into the Purchase Agreement in reliance upon such Covered Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and agreements of such Covered Stockholder contained herein.

(g)            Waiver of Appraisal Rights. Each Covered Stockholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Transactions that such Covered Stockholder may have by virtue of ownership of the Covered Shares, including under Section 262 of the DGCL.

4.             Representations and Warranties of the Covered Stockholders. Each Covered Stockholder represents and warrants to the Buyer that, as of the date hereof:

(a)            Title; Ownership of Shares. Such Covered Stockholder is the sole record and beneficial owner of the Existing Shares. The Existing Shares constitute all of the Seller Common Stock owned of record or beneficially by such Covered Stockholder on the date hereof. Except as set forth on Schedule 1 hereto, the Covered Stockholder does not own any options, warrants, convertible securities, rights to acquire Seller Common Stock or other equity interests in the Company. Such Covered Stockholder has the power to execute and deliver the Written Consent with respect to all of its Covered Shares, and, except as set forth on Schedule 2 or as contemplated, permitted or required by this Agreement, (i) none of the Covered Shares are subject to any voting trust or other arrangement with respect to the voting of the Covered Shares, and (ii) the Covered Shares (and the certificates representing such Covered Shares, if any) are now free and clear of any and all Liens whatsoever on title, or restrictions on transfer (other than under applicable securities Laws, the Company’s Organizational Documents and as created by this Agreement).

(b)            Organization and Qualification. In the case of the Covered Stockholder that is not an individual, such Covered Stockholder is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Utah.

(c)            Authority. Such Covered Stockholder has all necessary power and authority and has taken all action necessary in order to execute and deliver this Agreement and perform all of such Covered Stockholder’s obligations under this Agreement and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Covered Stockholder or its members or managers or other governing body or Person are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(d)            Due Execution and Delivery. This Agreement has been duly executed and delivered by such Covered Stockholder and, assuming due authorization, execution and delivery of this Agreement by the Buyer, constitutes a legal, valid and binding obligation of such Covered Stockholder, enforceable against such Covered Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at Law or in equity).

(e)            No Conflicts. Neither the execution and delivery of this Agreement by such Covered Stockholder, nor the performance by such Covered Stockholders of its obligations hereunder, nor the consummation of the transactions contemplated hereby will (i) conflict with or violate any provision of the Organizational Documents of a Covered Stockholder, in the case of the Covered Stockholder that is not an individual, (ii) violate any applicable Law, or (iii) result in any breach of, constitute a default under, or require any consent under, any Contract binding upon such Covered Stockholder or its properties.

(f)             Consents. No consent, approval, authorization or filing with any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement by such Covered Stockholder, except for such consents, approvals, authorizations or filings the failure of which to obtain or make would not adversely affect the ability of such Covered Stockholder to perform its obligations hereunder.

(g)            Litigation. There is no Action pending or, to the knowledge of such Covered Stockholder, threatened against such Covered Stockholder that would reasonably be expected to impair the ability of such Covered Stockholder to perform its obligations under this Agreement.

5.             Representations and Warranties of the Company. The Company represents and warrants to the Buyer and each Covered Stockholder that, as of the date hereof:

(a)            Authority. The Company has all necessary corporate power and authority and has taken all action necessary in order to execute and deliver this Agreement and perform all of its obligations under this Agreement and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of the Company or its board of directors or other Person are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(b)            No Conflict. None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under, any provision of the Company’s Organizational Documents or any Contract, Law or Order applicable to the Company.

(c)            Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement, other than any filings required under the Exchange Act in connection with the Information Statement.

(d)            Litigation. There is no Action pending or, to the knowledge of the Company, threatened against the Company that would reasonably be expected to impair or adversely affect the Company’s ability to perform its obligations under this Agreement.

(e)            Due Execution and Delivery. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Buyer and the Covered Stockholders, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at Law or in equity).

6.             Representations and Warranties of the Buyer. The Buyer represents and warrants to the Company and each Covered Stockholder that, as of the date hereof:

(a)            Organization and Qualification. The Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b)            Authority. The Buyer has the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of the Buyer or its board of directors or other Person are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c)            No Conflict. None of the execution and delivery of this Agreement by the Buyer, the consummation by the Buyer of the transactions contemplated hereby or compliance by the Buyer with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under, any provision of the Buyer’s Organizational Documents or any Contract, Law or Order applicable to the Buyer.

(d)            Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of the Buyer is required in connection with the valid execution, delivery and performance of this Agreement.

(e)            Due Execution and Delivery. This Agreement has been duly executed and delivered by the Buyer, constitutes a legal, valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at Law or in equity).

7.             Termination.

(a)            Term. The term (the “Term”) of this Agreement shall commence on the date hereof and shall immediately terminate upon the earliest of, without the need for any further action by any Person: (i) the mutual written agreement of the Parties; (ii) the consummation of the Closing; (iii) the valid termination of the Purchase Agreement in accordance with its terms; (iv) any amendment to any of the material terms of the Purchase Agreement effected without each Covered Stockholder’s prior written consent; and (v) a Change in Recommendation by the Board of Directors of the Company prior to the delivery of the Written Consent to Buyer.

(b)            Survival of Certain Provisions.

(i)            Section 3(d), this Section 7 and Section 8 shall survive any termination of this Agreement.

(ii)           Notwithstanding anything to the contrary herein, no termination of this Agreement shall relieve any Party from any liability for any breach of this Agreement occurring prior to such termination.

8.             Miscellaneous.

(a)            Notices. All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person; (ii) when transmitted, if transmitted by electronic mail (“e-mail”), except that, if such e-mail is transmitted after 5:00 p.m. local time at the place of receipt on a Business Day, or on a day that is not a Business Day, such notice shall be deemed to have been duly given on the next Business Day (provided no “bounce back” or other notice of non-delivery is received by the sender); or (iii) one (1) Business Day after deposit with a national overnight courier providing proof of delivery, in each case addressed as follows:

if to the Buyer, to:

Progress Software Corporation

15 Wayside Road, Suite 400

Burlington, Massachusetts 01803

Attention:	YuFan Stephanie Wang
E-mail:	[***]

with a copy (which will not constitute notice) to:

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th Floor

New York, NY 10020

Attention:	Jon Venick
Email:	jon.venick@us.dlapiper.com

if to the Company, to:

Domo, Inc.

802 East 1050 South

American Fork, UT 84003

Attention:	Alexis Coll
E-mail:	[***]

with a copy (which will not constitute notice) to:

Goodwin Procter LLP

620 Eighth Avenue

New York, NY 10018

Attention:	Joshua M. Zachariah Richard E. Schwartz Jean A. Lee
E-mail:	jzachariah@goodwinlaw.com richardschwartz@goodwinlaw.com jeanlee@goodwinlaw.com if to any Covered Stockholder, to:

Joshua James

5513 W 11000 N, #301

Highland, UT 84003

E-mail:	[***]

with a copy (which will not constitute notice) to:

Morris, Nichols, Arsht & Tunnell LLP

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899

Attention:	Kyle Pinder
E-mail:	kpinder@morrisnichols.com

Any Party may change its address for the purpose of this Section 8(a) by giving the other Parties written notice of its new address in the manner set forth above.

(b)            Interpretation.

(i)            When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference will be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to “$” or dollar amounts will be to the lawful currency of the United States. References to “days” shall mean calendar days unless expressly stated to be Business Days. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York, unless otherwise specified. Unless the context otherwise requires, (A) “or” is disjunctive but not necessarily exclusive, (B) words in the singular include the plural and vice versa, and (C) the use in this Agreement of a pronoun in reference to a Party hereto includes the masculine, feminine or neuter, as the context may require.

(ii)           The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(c)            Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(d)            Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received counterparts hereof signed by all of the other Parties hereto.

(e)            Entire Agreement; Third Party Beneficiaries. This Agreement (including the schedules and exhibits referred to in this Agreement) (i) constitutes the entire agreement and supersedes and cancels all prior and contemporaneous agreements and understandings, both written and oral, express or implied, among the Parties with respect to the subject matter of this Agreement and (ii) is not intended to, and does not, confer upon any Person any rights or remedies hereunder other than the Parties and their respective successors and permitted assigns.

(f)             Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by the Buyer, the Company and each Covered Stockholder; provided, however, that, after delivery of the Written Consent, no amendment may be made to this Agreement that, by Law, would require the further approval or consent of the Company’s stockholders without obtaining such further approval or consent, and (ii) in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(g)            Governing Law; Venue; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE, IN CONNECTION WITH ANY DISPUTE THAT ARISES OUT OF OR RELATES TO THIS AGREEMENT OR THE TRANSACTIONS, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS THAT IT IS NOT SUBJECT PERSONALLY TO JURISDICTION IN THE ABOVE NAMED COURTS OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS, THAT VENUE THEREOF MAY NOT BE APPROPRIATE, OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, OR THAT THE ACTION, SUIT OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH PARTY IRREVOCABLY AGREES THAT SUCH PARTY WILL NOT BRING ANY SUCH ACTION IN ANY COURT OTHER THAN THE COURTS DESCRIBED ABOVE. EACH PARTY AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8(a) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF, AND EACH PARTY WAIVES ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE NAMED COURTS FOR ANY REASON OTHER THAN THE FAILURE TO SERVE IN ACCORDANCE WITH THIS SECTION 8(g). EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 8(g).

(h)            Affiliate Liability. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement may only be brought against, the Parties and then only with respect to the specific obligations set forth herein with respect to such Party. No past, present or future director, officer, employee, member, manager, partner, Affiliate, agent or other Representative of any Party (each a, “Related Party”) shall have any personal liability or personal obligation to any other Party of any nature whatsoever in connection with or under this Agreement or the Transactions, including with respect to any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of or made under this Agreement or in respect of any oral representations made or alleged to have been made in connection herewith and each Party hereby waives and releases all claims of any such liability and obligation against the foregoing Persons of each other Party; provided, however, that nothing in this Section 8(h) shall limit, waive or release the liability of (x) any Covered Stockholder or the Buyer for their respective obligations under this Agreement or (y) any Person for Fraud concerning the Purchase Agreement. Each Party acknowledges and agrees that none of the Parties, nor their respective Related Parties, has made, and that such acknowledging Party has not relied upon, any representation related to the matters contemplated by this Agreement, except as set forth in Section 4, Section 5 or Section 6 hereof, as applicable.

(i)             Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties, except that the Buyer may assign or transfer its rights, but not its obligations, under this Agreement, in whole or in part, to any Affiliate of the Buyer; provided that no assignment by Buyer under this Section 8(i) shall relieve Buyer of its obligations under this Agreement. Any attempt to assign in violation of the foregoing will be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

(j)             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible.

(k)            No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Covered Stockholder, and Buyer shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Covered Stockholders in the voting of any of the Covered Shares.

(l)             Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement. Certain other terms have the meanings ascribed to them below or elsewhere in this Agreement.

(i)            “Additional Owned Shares” means all shares of Seller Common Stock that are owned of record and beneficially by a Covered Stockholder and acquired after the date hereof.

(ii)           “Affiliate” has the meaning set forth in the Purchase Agreement; provided, however, that for purposes of this Agreement, none of the Company or its Subsidiaries (or any of their respective officers or directors) shall constitute an Affiliate of the Covered Stockholders.

(iii)          “beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.

(iv)          “Covered Shares” means the Existing Shares and Additional Owned Shares.

(v)           “Existing Shares” means the shares of Seller Common Stock that are beneficially owned by a Covered Stockholder as of the date hereof, as set forth on Schedule 1 hereto.

(vi)          “Transfer” means, with respect to a Covered Share, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Covered Share or the beneficial ownership thereof, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have a correlative meaning.

(m)           Remedies. The Parties agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement were not performed in accordance with its specified terms or were otherwise breached. Accordingly, the Parties acknowledge and agree that (i) each Party shall be entitled to an injunction or injunctions, specific performance or other equitable relief, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 8(g), in addition to any other remedy to which such Party is entitled at law or in equity, and (ii) the right of specific performance is an integral part of the Transactions and, without that right, none of the Buyer or any Covered Stockholder would have entered into this Agreement. Each Party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other Party has an adequate remedy at law or that any such remedy is not an appropriate remedy for any reason at Law or in equity. Each Party further acknowledges and agrees that the obligations contained herein are material and that any breach thereof would result in irreparable harm to the other Parties. No Party shall be required to provide any bond or other security in connection with any such order or injunction.

(n)            Electronic Signatures. A signature page to this Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, that contains a copy of a Party’s signature and that is sent by such Party or its agent with the apparent intention (as reasonably evidenced by the actions of such Party or its agent) that it constitute such Party’s execution and delivery of this Agreement or any such other document, including a document sent by means of electronic transmission in portable document format (“pdf”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto or to any such agreement or instrument will raise the use of electronic transmission in pdf to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission in pdf as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

COVERED STOCKHOLDERS:

COCOLALLA, LLC

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Managing Director

/s/ Joshua G. James
Joshua G. James

COMPANY:

DOMO, INC.

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Founder and Chief Executive Officer

BUYER:

PROGRESS SOFTWARE CORPORATION

By:	/s/ Yogesh Gupta
Name: Yogesh Gupta
Title: Chief Executive Officer

Signature Page to Voting and Support Agreement